Exhibit 99

Jefferies Financial Group Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

On June 5, 2018, Jefferies Financial Group Inc. (“Jefferies” or the “Company”) completed the previously announced sale of 48% of National Beef Packing Company, LLC (“National Beef”) to Marfrig Global Foods S.A. for a purchase price of $907.7 million. Effective June 5, 2018, National Beef is no longer consolidated in our financial statements and our 31% retained interest in National Beef is accounted for as an equity method investment.

The Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition is presented as if the transaction had occurred as of the most recently filed Consolidated Statement of Financial Condition (as of March 31, 2018). The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015 are presented as if the transaction had occurred immediately prior to the first day of the earliest period presented (prior to January 1, 2015).

This unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the Company’s Annual Report on Form 10–K for the year ended December 31, 2017 (“2017 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (“2018 Q1 10-Q”), as filed with the Securities and Exchange Commission.

The following unaudited pro forma condensed consolidated financial information is derived from the Company’s historical consolidated financial statements. Historical financial information for the years ended December 31, 2017, 2016 and 2015 has been derived from audited historical consolidated financial statements included in the Company’s 2017 10-K. Historical financial information for the Company as of and for the three months ended March 31, 2018 has been derived from unaudited historical consolidated financial statements included in the Company’s 2018 Q1 10-Q.

The unaudited pro forma condensed consolidated financial statements are based upon available information and certain assumptions considered reasonable by the Company. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and is not necessarily indicative of the results of operations that would have occurred had the transaction been effected on the assumed dates, nor is it necessarily indicative of our future operating results.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

March 31, 2018

(Dollars in thousands, except par value)

	Jefferies Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$5,144,625	$870,752	(a)	$6,015,377
Cash and securities segregated and on deposit for regulatory purposes or deposited with clearing and depository organizations	802,693	—		802,693
Financial instruments owned, including securities pledged of $10,861,294:
Trading assets, at fair value	17,346,648	(3,264)	(b)	17,343,384
Available for sale securities	690,745	—		690,745

Total financial instruments owned	18,037,393	(3,264)		18,034,129
Loans to and investments in associated companies	2,233,070	592,258	(c)	2,825,328
Securities borrowed	7,300,171	—		7,300,171
Securities purchased under agreements to resell	2,983,945	—		2,983,945
Receivables	6,710,631	(195,780)	(b)	6,514,851
Property, equipment and leasehold improvements, net	754,668	(403,847)	(b)	350,821
Intangible assets, net and goodwill	2,450,957	(543,228)	(b)	1,907,729
Deferred tax asset, net	777,138	(159,655)	(d)	617,483
Other assets	1,806,203	(284,991)	(b)	1,521,212

Total assets	$49,001,494	$(127,755)		$48,873,739

LIABILITIES
Short-term borrowings	$468,046	$—		$468,046
Trading liabilities, at fair value	9,992,014	(5,522)	(b)	9,986,492
Securities loaned	2,372,473	—		2,372,473
Securities sold under agreements to repurchase	8,250,339	—		8,250,339
Other secured financings	1,254,893	—		1,254,893
Payables, expense accruals and other liabilities	7,336,062	(227,591)	(b)	7,108,471
Long-term debt	8,499,724	(222,714)	(b)	8,277,010

Total liabilities	38,173,551	(455,827)		37,717,724

Commitments and contingencies

MEZZANINE EQUITY
Redeemable noncontrolling interests	414,815	(399,992)	(b)	14,823
Mandatorily redeemable convertible preferred shares	125,000	—		125,000

EQUITY
Common shares, par value $1 per share, authorized 600,000,000 shares; 357,215,901 shares issued and outstanding, after deducting 59,577,117 shares held in treasury	357,216	—		357,216
Additional paid-in capital	4,711,218	199,198	(e)	4,910,416
Accumulated other comprehensive income (loss)	357,317	58	(b)	357,375
Retained earnings	4,833,329	528,808	(f)	5,362,137

Total Jefferies Financial Group Inc. shareholders’ equity	10,259,080	728,064		10,987,144

Noncontrolling interests	29,048	—		29,048

Total equity	10,288,128	728,064		11,016,192

Total	$49,001,494	$(127,755)		$48,873,739

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2018

(In thousands, except per share amounts)

		Pro Forma Adjustments
	Jefferies Historical	National Beef Historical (b)	National Beef Equity Pickup		Pro Forma
Revenues:
Beef processing services	$1,781,920	$(1,781,920)	$—		$—
Commissions and other fees	147,902	—	—		147,902
Principal transactions	145,663	—	—		145,663
Investment banking	439,991	—	—		439,991
Interest income	275,290	(68)	—		275,222
Other	155,703	(3,370)	—		152,333

Total revenues	2,946,469	(1,785,358)	—		1,161,111
Interest expense of Jefferies Group LLC	265,676	—	—		265,676

Net revenues	2,680,793	(1,785,358)	—		895,435

Expenses:
Cost of sales	1,752,711	(1,670,776)	—		81,935
Compensation and benefits	499,866	(10,207)	—		489,659
Floor brokerage and clearing fees	42,176	—	—		42,176
Interest expense	23,607	(2,109)	—		21,498
Depreciation and amortization	53,679	(25,519)	—		28,160
Selling, general and other expenses	234,200	(7,856)	—		226,344

Total expenses	2,606,239	(1,716,467)	—		889,772

Income before income taxes and income related to associated companies	74,554	(68,891)	—		5,663
Income related to associated companies	32,100	—	16,780	(g)	48,880

Income before income taxes	106,654	(68,891)	16,780		54,543
Income tax provision (benefit)	(32,495)	(12,639)	3,891	(h)	(41,243)

Net income	139,149	(56,252)	12,889		95,786
Net loss attributable to the noncontrolling interests	1,344	—	—		1,344
Net (income) attributable to the redeemable noncontrolling interests	(14,796)	14,450	—		(346)
Preferred stock dividends	(1,172)	—	—		(1,172)

Net income attributable to Jefferies Financial Group Inc. common shareholders	$124,525	$(41,802)	$12,889		$95,612

Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.34				$0.26

Number of shares used in calculation	366,427				366,427

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.34				$0.26

Number of shares used in calculation	373,461			(i)	369,299

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2017

(In thousands, except per share amounts)

		Pro Forma Adjustments
	Jefferies Historical	National Beef Historical (b)	National Beef Equity Pickup		Pro Forma
Revenues:
Beef processing services	$7,353,663	$(7,353,663)	$—		$—
Commissions and other fees	593,257	—	—		593,257
Principal transactions	931,576	—	—		931,576
Investment banking	1,764,285	—	—		1,764,285
Interest income	993,537	(339)	—		993,198
Net realized securities gains	23,028	—	—		23,028
Other	748,508	(4,946)	—		743,562

Total revenues	12,407,854	(7,358,948)	—		5,048,906
Interest expense of Jefferies Group LLC	971,461	—	—		971,461

Net revenues	11,436,393	(7,358,948)	—		4,077,445

Expenses:
Cost of sales	7,045,007	(6,764,055)	—		280,952
Compensation and benefits	1,993,776	(39,884)	—		1,953,892
Floor brokerage and clearing fees	174,506	—	—		174,506
Interest expense	107,859	(6,657)	—		101,202
Depreciation and amortization	208,910	(98,515)	—		110,395
Selling, general and other expenses	817,620	(42,525)	—		775,095

Total expenses	10,347,678	(6,951,636)	—		3,396,042

Income before income taxes and income (loss) related to associated companies	1,088,715	(407,312)	—		681,403
Income (loss) related to associated companies	(74,901)	—	108,596	(g)	33,695

Income before income taxes	1,013,814	(407,312)	108,596		715,098
Income tax provision	760,967	(118,662)	39,963	(h)	682,268

Net income	252,847	(288,650)	68,633		32,830
Net loss attributable to the noncontrolling interests	3,455	—	—		3,455
Net (income) loss attributable to the redeemable noncontrolling interests	(84,576)	85,277	—		701
Preferred stock dividends	(4,375)	—	—		(4,375)

Net income attributable to Jefferies Financial Group Inc. common shareholders	$167,351	$(203,373)	$68,633		$32,611

Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.45				$0.09

Number of shares used in calculation	368,197				368,197

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.45				$0.09

Number of shares used in calculation	370,701				370,701

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2016

(In thousands, except per share amounts)

		Pro Forma Adjustments
	Jefferies Historical	National Beef Historical (b)	National Beef Equity Pickup		Pro Forma
Revenues:
Beef processing services	$7,021,902	$(7,021,902)	$—		$—
Commissions and other fees	611,574	—	—		611,574
Principal transactions	603,822	—	—		603,822
Investment banking	1,193,973	—	—		1,193,973
Interest income	926,255	(166)	—		926,089
Net realized securities gains	29,542	—	—		29,542
Other	488,186	(5,175)	—		483,011

Total revenues	10,875,254	(7,027,243)	—		3,848,011
Interest expense of Jefferies Group LLC	812,637	—	—		812,637

Net revenues	10,062,617	(7,027,243)	—		3,035,374

Expenses:
Cost of sales	6,850,807	(6,513,768)	—		337,039
Compensation and benefits	1,730,585	(39,271)	—		1,691,314
Floor brokerage and clearing fees	167,205	—	—		167,205
Interest expense	108,703	(12,946)	—		95,757
Depreciation and amortization	211,593	(94,482)	—		117,111
Selling, general and other expenses	831,892	(37,754)	—		794,138

Total expenses	9,900,785	(6,698,221)	—		3,202,564

Income (loss) before income taxes and income related to associated companies	161,832	(329,022)	—		(167,190)
Income related to associated companies	154,598	—	90,276	(g)	244,874

Income before income taxes	316,430	(329,022)	90,276		77,684
Income tax provision	122,109	(95,904)	33,222	(h)	59,427

Net income	194,321	(233,118)	57,054		18,257
Net loss attributable to the noncontrolling interests	1,426	—	—		1,426
Net (income) loss attributable to the redeemable noncontrolling interests	(65,746)	68,811	—		3,065
Preferred stock dividends	(4,063)	—	—		(4,063)

Net income attributable to Jefferies Financial Group Inc. common shareholders	$125,938	$(164,307)	$57,054		$18,685

Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.34				$0.05

Number of shares used in calculation	371,211				371,211

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Net income	$0.34				$0.05

Number of shares used in calculation	371,518				371,518

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2015

(In thousands, except per share amounts)

		Pro Forma Adjustments
	Jefferies Historical	National Beef Historical (b)	National Beef Equity Pickup		Pro Forma
Revenues:
Beef processing services	$7,396,869	$(7,396,869)	$—		$—
Commissions and other fees	659,002	—	—		659,002
Principal transactions	642,824	—	—		642,824
Investment banking	1,417,807	—	—		1,417,807
Interest income	955,240	(20)	—		955,220
Net realized securities gains	62,957	—	—		62,957
Other	549,228	(5,530)	—		543,698

Total revenues	11,683,927	(7,402,419)	—		4,281,508
Interest expense of Jefferies Group LLC	797,469	—	—		797,469

Net revenues	10,886,458	(7,402,419)	—		3,484,039

Expenses:
Cost of sales	7,677,233	(7,347,874)	—		329,359
Compensation and benefits	1,665,465	(34,781)	—		1,630,684
Floor brokerage and clearing fees	199,780	—	—		199,780
Interest expense	115,804	(16,633)	—		99,171
Depreciation and amortization	224,133	(89,317)	—		134,816
Selling, general and other expenses	757,788	(37,729)	—		720,059

Total expenses	10,640,203	(7,526,334)	—		3,113,869

Income (loss) from continuing operations before income taxes and income (loss) related to associated companies	246,255	123,915	—		370,170
Income (loss) related to associated companies	110,281	—	(48,994)	(g)	61,287

Income (loss) from continuing operations before income taxes	356,536	123,915	(48,994)		431,457
Income tax provision (benefit)	109,947	35,526	(17,986)	(h)	127,487

Income (loss) from continuing operations	246,589	88,389	(31,008)		303,970
Income from discontinued operations, including gain on disposal, net of taxes	5,522	—	—		5,522

Net income (loss)	252,111	88,389	(31,008)		309,492
Net loss attributable to the noncontrolling interests	4,996	—	—		4,996
Net loss attributable to the redeemable noncontrolling interests	26,543	(26,465)	—		78
Preferred stock dividends	(4,063)	—	—		(4,063)

Net income (loss) attributable to Jefferies Financial Group Inc. common shareholders	$279,587	$61,924	$(31,008)		$310,503

					(continued)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations, continued

For the year ended December 31, 2015

(In thousands, except per share amounts)

	Jefferies Historical	Pro Forma
Basic earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Income from continuing operations	$0.73	$0.81
Income from discontinued operations, including gain on disposal	0.01	0.01

Net income	$0.74	$0.82

Number of shares used in calculation	372,430	372,430

Diluted earnings per common share attributable to Jefferies Financial Group Inc. common shareholders:
Income from continuing operations	$0.73	$0.81
Income from discontinued operations, including gain on disposal	0.01	0.01

Net income	$0.74	$0.82

Number of shares used in calculation	372,431	372,431

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JEFFERIES FINANCIAL GROUP INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The Company’s Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition is presented as if the sale of 48% of National Beef had occurred as of the most recently filed Consolidated Statement of Financial Condition (as of March 31, 2018). The Company’s Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015 are presented as if the sale of 48% of National Beef had occurred immediately prior to the first day of the earliest period presented (prior to January 1, 2015).

The pro forma adjustments reflect the sale of 48% of National Beef and subsequent deconsolidation from the Company’s consolidated financial statements as well as pro forma adjustments for the Company’s retained 31% of National Beef that will be accounted for under the equity method. Retained earnings in the Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition includes the after-tax gain on sale that would have been recorded if the transaction had occurred on March 31, 2018. The estimated gain (including related estimated transaction costs) is not included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations as it represents a non-recurring item.

Note 2. Adjustments to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)

Represents the increase in cash and cash equivalents resulting from the consideration received ($908 million), net of estimated transaction costs ($24 million), less National Beef’s cash at March 31, 2018 ($13 million).

(b)	Represents the deconsolidation of National Beef’s historical financial information.

(c)	Represents the Company’s post-closing 31% interest in National Beef at fair value.

(d)	Adjustment to record tax effect of pro forma gain at a combined federal and state statutory tax rate of 23%.

(e)

Represents the cumulative increase in fair value of National Beef’s redeemable noncontrolling interests charged to Additional paid-in capital since the purchase of National Beef in December 2011. When a subsidiary with redeemable noncontrolling interest is deconsolidated, any previous fair value adjustments to the carrying amount of the noncontrolling interest are reset to zero prior to deconsolidation.

(f)

To record the pro forma after-tax gain of $529 million that would have been recorded if the transaction had occurred on March 31, 2018. As such, this pro forma gain is based on the net book value of National Beef as of March 31, 2018 and does not reflect activity subsequent to that date. The Company estimates that it will recognize a pre-tax gain from the sale of about $860 - 880 million ($660 - 676 million after-tax) in the second quarter of 2018, subject to typical post-closing adjustments.

(g)	To record income (loss) related to associated companies as follows (dollars in thousands):

	Three Months Ended March 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

National Beef’s stand-alone historical net income (loss)	$68,638	$405,073	$326,857	$(125,713)
Jefferies post-closing percentage ownership	31%	31%	31%	31%

Income (loss) related to associated companies based on National Beef’s stand-alone historical net income (loss)	$21,396	$126,267	$101,886	$(39,187)
Pro forma adjustment to amortize basis difference	(4,616)	(17,671)	(11,610)	(9,807)

Income (loss) related to associated companies	$16,780	$108,596	$90,276	$(48,994)

As part of the preliminary valuation analysis, the Company adjusted the historical basis of National Beef’s assets and liabilities to fair value. The preliminary basis difference between the estimated fair value and the underlying book value of National Beef’s customer relationships, tradenames, cattle supply contracts and property, plant and equipment is being amortized over their respective estimated useful lives (weighted average life of 15 years). The valuation analysis is preliminary based on all information available to the Company at the present time and is subject to change, and such change could be material. The Company continues to review the underlying assumptions and valuation techniques utilized to calculate the fair values of the intangible assets and property, plant and equipment.

(h)

Adjustment to record the tax effect of the pro forma adjustments at a combined federal and state statutory tax rate of 23% for the three months ended March 31, 2018 and 37% for each of the years ended December 31, 2017, 2016 and 2015.

(i)

For the pro forma three months ended March 31, 2018, 4,162,200 shares related to the mandatorily redeemable convertible preferred shares were not included in the computation of diluted per share amounts as the effect was antidilutive; these shares were included in the computation of diluted per share amounts in the Jefferies historical column as they were dilutive.